                                   [EPL LOGO NAME]
                             EPL TECHNOLOGIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO


[              ]                                               [              ]
                                                               CUSIP 268920 204


This
certifies                         COMMON STOCK                 SEE REVERSE FOR
that                                                         CERTAIN DEFINITIONS



          Is the owner of ..........................................


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF
                             EPL TECHNOLOGIES, INC.


(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar, Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Date:_____________________


         /S/ TIM OWEN                                /S/ PAUL DEVINE
         __________________                          _________________
         SECRETARY                                   PRESIDENT


                          [EPL TECHNOLOGIES INC. SEAL]
                               CORPORATE COLORADO
                                      SEAL


Countersigned:   SECURITIES TRANSFER CORPORATION
                 P.O. Box 701629
                 Dallas, TX 75370
              By:
                 /s/ JAN HOFFER
                 _____________________________________
                 TRANSFER AGENT - AUTHORIZED SIGNATURE

                             EPL TECHNOLOGIES, INC.

                 TRANSFER FEE $15.00 PER NEW CERTIFICATE ISSUED

      A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND
          RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE
      CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common             UNIF GIFT MIN ACT -           Custodian
TEN ENT  - as tenants by the entireties                         ---------           -----------
JT TEN   - as joint tenants with right of                       (Cust)                  (Minor)
           survivorship and not as                              Under Uniform Gifts to Minors
           tenants in common                                    Act
                                                                    ---------------------------
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

     For value received                   hereby sell, assign and transfer unto
                        -----------------
Please insert social Security or other
    identifying number of assignee
---------------------------------------

--------------------------------------- ----------------------------------------

--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated         , 19
      -------     --
                                            Signature:

                                            X
                                             ----------------------------------
                                            X
                                             ----------------------------------
Signature Guarantee:

---------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-13.
---------------------------------------------------------------
Signature(s) guaranteed by:





---------------------------------------------------------------

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.